Employment Agreements	12 Months Ended
Sep. 30, 2011
Employment Agreements [Abstract]
Employment Agreements
Note M: Employment Agreements
Effective January 1, 2009, we entered into an Employment and Compensation Agreement with Joseph L. Rotunda, who was our Chief Executive Officer at the time. That agreement expired on October 8, 2010, and Mr. Rotunda retired from his positions as Chief Executive Officer and a member of the Board of Directors on October 31, 2010. The agreement provided Mr. Rotunda with certain severance and termination benefits if he served the full term of the agreement (through October 8, 2010). These benefits included (1) a cash payment in an amount equal to one year’s base salary plus his most recent annual incentive bonus award (total of approximately $3.4 million, payable on January 7, 2011) and (2) a five-year consulting agreement that provides for the following: an annual consulting fee of $500,000; an annual incentive bonus with a target amount equal to 50% of the annual fee and a maximum amount equal to 100% of the annual fee; and reimbursement of reasonable business expenses. The company has also agreed to continue the healthcare benefits for Mr. Rotunda during the term of the consulting agreement. If the consulting agreement is terminated by reason of Mr. Rotunda’s death or disability, he will be entitled to payment of an amount equal to one year’s annual consulting fee plus one year of incentive bonus (calculated at the target amount) and continuation of healthcare benefits for Mr. Rotunda and/or his spouse (as applicable) for one year. In addition, if the company terminates the consulting agreement (other than due to a material breach by Mr. Rotunda) or Mr. Rotunda terminates the consulting agreement because of a material breach by the company, then the company will pay Mr. Rotunda an amount of cash equal to all annual consulting fees that would have been payable to Mr. Rotunda had the agreement continued until the expiration of the five-year term, plus an additional $500,000 in lieu of subsequent annual incentive bonuses, and shall continue to provide the healthcare benefits for Mr. Rotunda until the expiration of the five-year term.
On October 8, 2010, the Board of Directors, acting pursuant to the terms of the applicable restricted stock award agreement and with the recommendation of the Compensation Committee, determined that Mr. Rotunda had satisfied the specified conditions for the accelerated vesting of all his unvested restricted stock (having served the full term of his employment agreement and successfully implemented a transition plan to a new Chief Executive Officer) and approved the vesting of the remaining 756,000 unvested shares on October 31, 2010, the effective date of Mr. Rotunda’s retirement.
On August 3, 2009, we entered into an employment agreement with Paul E. Rothamel, who became President in February 2010 and Chief Executive Officer on November 1, 2010. The agreement provides for certain benefits (principally, a payment equal to one year of then-current base salary) if (a) Mr. Rothamel terminates his employment for good reason (including a change in control), (b) we terminate Mr. Rothamel’s employment without cause, or (c) Mr. Rothamel dies or becomes totally and permanently disabled during his active employment. Mr. Rothamel is subject to confidentiality obligations and, for a period of two years following the termination of his employment, is prohibited from competing with us, soliciting our customers or soliciting our employees. The agreement had an initial term of two years, which expired on August 3, 2011, but under its terms, has been renewed for an additional one-year term and will continue to be renewed for successive one-year terms unless either party gives 90-days’ notice to terminate.
The company provides the following additional severance or change-in-control benefits to its executive officers:
•	The terms of employment for certain of our executive officers provide that the executive officer will receive salary continuation for one year if his or her employment is terminated by the company without cause.

•	Sterling B. Brinkley, Chairman of the Board, received a restricted stock award on October 2, 2006 that provides for accelerated vesting of some or all of the unvested shares under certain circumstances, including death or disability, failure to be re-elected to his current position or termination of employment without cause.

•	Generally, restricted stock awards, including those granted to the executive officers, provide for accelerated vesting of some or all of the unvested shares in the event of the holder’s death or disability.